UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 17, 2009

(Date of earliest event reported)

Union Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 North Main Street

Post Office Box 446

Bowling Green, Virginia 22427

(Address of principal executive offices) (Zip Code)

(804) 633-5031

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 17, 2009, Union Bankshares Corporation issued a press release announcing that it has completed its public offering of 4,725,000 shares of its common stock at a price of $13.25 per share.

A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished pursuant to Item 8.01 above.

Exhibit No.	Description
99.1	Press release issued September 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

/s/ D. Anthony Peay
D. Anthony Peay
Executive Vice President and Chief Financial Officer

Date: September 17, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued September 17, 2009.